UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 21, 2007

EVERGREEN ENERGY INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-14176	84-1079971
(State or other jurisdiction of incorporation or organization)	Commission File Number	IRS Employer Identification Number

55 Madison Street, Suite 500 Denver, Colorado		80206
(Address of principal executive offices)		(Zip Code)

(303) 293-2992
(Registrant’s telephone number, including area code)

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5.  Corporate Governance and Management

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 21, 2007, the Board of Directors of Evergreen Energy Inc. (the “Company”) approved the adoption of the Third Amended and Restated Bylaws of the Company (the “Restated Bylaws”), effective immediately. The Restated Bylaws amended the prior bylaws of the Company in the following principal respects:

•
Article II, Sections 2(b) and (c) (Annual Meetings of the Stockholders): These sections of the Restated Bylaws require that any stockholder that seeks to bring business before an annual meeting of the stockholders, or that seeks to nominate candidates for election of directors, provide notice of such business, and certain other information, within a specified period of time prior to the meeting. To be timely, a stockholder’s notice must be delivered to or mailed and received by the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. Prior to this amendment, there was no advance notice requirement in the bylaws.

•
Article II, Section 3(b) (Special Meetings of the Stockholders): This section of the Restated Bylaws now provides more specificity with respect to a special meeting of the stockholders called by a person or persons other than the Board of Directors, including the time within which the meeting is to be held. Prior to this amendment, specific time frames within which a special meeting of the stockholders were to be held were not provided.

•	Article II, Section 5 (Inspectors of Elections): Provides greater specificity as to the appointment and duties of the inspectors of elections than did the previous bylaws.

•	Article II, Section 7 (Adjournment of Stockholders’ Meetings): This is a new section of the Restated Bylaws and provides the procedure with respect to an adjourned meeting.

•
Article II, Section 8 (Voting Lists): This section provides that the stock ledger of the Company shall be the only evidence as to who are the stockholders entitled to examine the list or to vote in person or by proxy at such meeting. Prior to this amendment, the bylaws did not specify what would be proper evidence in the making of this determination.

•
Article II, Section 9 (Voting of Shares): The amendment provides that the vote for the election of directors shall be by ballot and that directors shall be elected by a plurality of the votes cast. As a Delaware corporation, election of directors has been by a plurality of the votes cast, however, the previous bylaws did not specify. This amendment also clarifies that all other matters submitted to a vote of the stockholders shall be approved if the votes cast by stockholders present in person or represented by proxy at the meeting and entitled to vote on the matter in favor of such matter exceed the votes cast by such stockholders against such matter.

•	Article II, Section 10 (Proxies): The Restated Bylaws provide more specificity with respect to the appointment of proxies than did the previous bylaws.

•
Article II, Section 13 (Consent of Stockholders in Lieu of Meeting): This section of the Restated Bylaws provides that action by the stockholders may be taken by written consent of the stockholders consistent with Section 228 of the Delaware General Corporation Law. The previous bylaws provided that action by the stockholders had to be taken at an annual or special meeting of the stockholders.

•
Article III, Section 2 (Number of Directors): The Restated Bylaws provide that a majority of the directors must be persons who are not employees of the Company or any subsidiary of the Company; provided that, if the death, resignation or other removal of a non-employee director results in the failure of such requirement, such requirement shall not apply during the time of the vacancy caused by such death, resignation or removal.

•
Article III, Section 4 (Resignations/Vacancies): The Restated Bylaws provide that a director appointed to fill a vacancy not resulting from an increase in the number of directors shall hold office only until the next annual meeting of the stockholders at which meeting the stockholders will elect a director to fill such position for the remaining term of that class. The previous bylaws provided that the director appointed by the Board of Directors to fill such vacancy would serve the remaining term of the class.

•
Article III, Section 7 (Special Meeting; Notice): This section of the Restated Bylaws combines Sections 6 and 7 of the previous bylaws and provides that, in addition to the previous manner of delivery, notice of a special meeting of the Board of Directors may now be given via electronic mail or other means provided for by resolutions of the Board of Directors.

•
Article III, Section 10 (Committees): This section of the Restated Bylaws provides for three standing committees of the Board of Directors, the audit committee, the compensation committee, and the corporate governance and nominating committee. This section also provides additional guidelines with respect to the various committees of the Board of Directors and deletes references to other committees whose functions are now within the scope of authority of one of the standing committees.

•
Article III, Section 12 (Lead Director): This section of the Restated Bylaws provides that the Board of Directors may appoint an independent director as the Lead Director of the Board. It further describes certain responsibilities and authority such Lead Director would have. The previous bylaws did not provide for a Lead Director.

•	The section in the previous bylaws providing for “Management Advisors” was deleted.

•
Article IV, Section 1 (Election, Term of Office, Appointment): This section of the Restated Bylaws combines multiple sections of the previous bylaws and adds to the list of officers that shall be elected: a Chair of the Board and a Chief Financial Officer.

•
Article IV, Section 5 (Chair of the Board and Chief Executive Officer): This section of the Restated Bylaws contemplates that the Chair and the Chief Executive Officer shall be the same unless otherwise determined by the Board of Directors.

•
Article IV, Section 10 (Chief Financial Officer): This section of the Restated Bylaws provides the authority and responsibilities of the Chief Financial Officer. The previous bylaws did not provide for a Chief Financial Officer or description of the duties and authorities of such officer.

•
Article V (Indemnification of Directors, Officers and Employees): This article of the Restated Bylaws provides for indemnification to the directors, officers and employees of the Company to the fullest extent authorized by Delaware law, allows for the prepayment of expenses of such persons, provides that such persons may bring suit to enforce their rights and that the Company may maintain insurance on behalf of such persons.

•
Article VI (Stock and Stockholders): This article of the Restated Bylaws provides that the stock of the Company may be represented by certificates or be uncertificated, and further that only holders of certificated stock have a right to a certificate. This amendment was adopted to allow the Company to issue uncertificated stock in the future and to provide for the transfer of uncertificated shares.

The Restated Bylaws also effected several other clarifications and revisions to the prior bylaws.

The foregoing summary of changes effected by adoption of the Restated Bylaws, is qualified in its entirety by reference to the Restated Bylaws attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title or Description
3.1	Third Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evergreen Energy Inc.

Date: February 27, 2007	By: /s/ Diana L. Kubik
Diana L. Kubik
Vice President and Chief Financial Officer

EVERGREEN ENERGY INC.
EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
3.1	Third Amended and Restated Bylaws